                                                                    Exhibit 10.2

                        THIRD AMENDMENT TO LOAN AGREEMENT

         THIS THIRD AMENDMENT TO LOAN AGREEMENT ("Third Amendment") is entered into as of the 30th day of June, 2003 by and among LASALLE BANK NATIONAL ASSOCIATION ("LBNA"), as Administrative Agent and as a Lender, SOUTHWEST BANK OF ST. LOUIS ("SWB"), as a Lender, (collectively LBNA and SWB are referred to herein as "Lenders") and TALX CORPORATION, a Missouri corporation ("Borrower"); and consented to by TALX UCM SERVICES, INC., a Missouri corporation ("TUS") f/k/a James E. Frick, Inc., and Ti3, INC., a Texas corporation ("Ti3") (collectively TUS and Ti3 are referred to herein as "Guarantors").

                                   WITNESSETH

         WHEREAS, Lenders have extended a line of credit to Borrower pursuant to that certain Loan Agreement dated as of March 27, 2002 by and between Lenders and Borrower ("Initial Loan Agreement"), as amended by that First Amendment to Loan Agreement dated July 29, 2002 by and between Lenders and Borrower ("First Amendment"), as further amended by that Second Amendment to Loan Agreement dated January 27, 2003 by and between Lenders and Borrower ("Second Amendment") (collectively the Initial Loan Agreement, First Amendment and Second Amendment, as may be further amended and supplemented from time to time, are referred to herein as the "Loan Agreement"), and as secured by a Security Agreement executed by Borrower and dated March 27, 2002, a Security Agreement executed by Ti3, Inc. and dated March 27, 2002, a Security Agreement executed by Garcia Acquisitions Sub, Inc. and dated March 27, 2002, a Security Agreement executed by James E. Frick, Inc. and dated March 27, 2002 (collectively the "Security Agreements"); as evidenced by a Stock Pledge of Ti3 Stock in favor of LBNA executed by Borrower and dated March 27, 2002 and a Stock Pledge of TALX UCM Services, Inc Stock in favor of LBNA executed by Borrower and dated March 26, 2003 (collectively the "Stock Pledge Agreements"); as evidenced by Term Notes in the face principal amounts of Twenty Million Two Hundred Fifty Thousand and 00/100 Dollars ($20,250,000.00), and Nine Million Seven Hundred Fifty Thousand and 00/100 Dollars ($9,750,000.00) executed by Borrower March 27, 2002 (collectively the "Term Notes") and as evidenced by Revolving Notes in the face principal amounts of Six Million Seven Hundred Fifty Thousand and 00/100 Dollars ($6,750,000.00) and Three Million Two Hundred Fifty Thousand and 00/100 ($3,250,000.00) executed by Borrower March 27, 2002 (collectively the "Revolving Notes"); and as guaranteed by three Guarantees executed by the respective Guarantors and dated March 27, 2002 (collectively the "Guarantees") (the Loan Agreement, Security Agreements, Term Notes, Revolving Notes, Guarantees, Stock Pledge Agreements and all other documents executed in connection therewith, including this Amendment, are collectively referred to herein as the "Loan Documents");

         WHEREAS, Borrower hereby requests an amendment of the Loan Agreement to provide for certain modifications to the pricing provisions and to certain obligations and covenants of Borrower; and Lenders hereby agree to provide their consent to such modifications and amendment of the Loan Agreement on the terms and conditions herein; and

         WHEREAS, all capitalized terms used herein, and not otherwise defined herein, have the meaning given to them in the Loan Agreement.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

         1. Base Rate Margins and Eurodollar Margins. Section 4.5 of the Loan Agreement shall be revised and amended to substitute the pricing grid stated therein with the following:

  If the ratio of Borrower's Total
Indebtedness to EBITDA (for the four
  fiscal quarter period of Borrower       The Base Rate        The Eurodollar
      most recently ended) is:              Margin is:           Margin is:
------------------------------------      -------------        --------------
      Greater than or equal to                 0.0%                 2.25%
                1.25:1

    Less than 1.25:1 but greater               0.0%                 2.00%
          than or equal to
               0.75:1

          Less than 0.75:1                     0.0%                 1.75%


         2. Excess Cash Flow. Section 6.3.3.2 of the Loan Agreement shall be revised and amended so that the words "Fixed Charges" as only used therein shall be defined to include Repurchases notwithstanding the revision made in Section 4 of this Third Amendment or made in any prior amendment to the Initial Loan Agreement. The intent of this change is to clarify that "Fixed Charges" as used and applied only in said Section 6.3.3.2 shall utilize the meaning that was originally given to "Fixed Charges" in the Initial Loan Agreement.

         3. Use of Proceeds. Section 14.1 of the Loan Agreement shall be revised and amended to read in its entirety as follows:

         "Subject to the terms and conditions hereof, the proceeds of the Term Loan Advance shall be used solely to pay a portion of the purchase price for the Current Acquisitions. The proceeds of Revolving Loan Advances shall be used solely for working capital, capital expenditures permitted hereunder, as the source for payment of Borrower's reimbursement obligations with respect to Letters of Credit, to pay the transaction costs for this Loan Agreement, and to finance Permitted Acquisitions, including, without limitation, the Current Acquisitions and to finance Repurchases through the use of Revolving Loan Advances so long as (a) the cumulative aggregate amount of all Revolving Loan Advances utilized to effect any such Repurchases is not greater than Five Million and No/100 Dollars ($5,000,000.00); (b) there is no Default hereunder at the time of any such Repurchase; and (c) the Maximum Available Amount that is available to Borrower under the Aggregate Revolving Loan Commitment must be a minimum of Five Million and No/100 Dollars ($5,000,000.00) following the use of proceeds to finance Repurchases."

         4. Financial Covenants. Section 16.1 of the Loan Agreement shall be revised and amended so that in the definition of Fixed Charges after "(vii) any acquisition or redemption of any outstanding stock, membership interest or other equity interest" the following is added:

         ", excluding, however, Repurchases financed by Indebtedness on which interest is owed but only to the extent the cumulative aggregate amount of such financed Repurchases is less than Five Million Dollars and No/100 ($5,000,000.00), and provided there is no Default hereunder at the time of any such Repurchase."

         5. Acquisitions. Section 15.7 of the Loan Agreement shall be revised and amended so that the references to "$2,500,000.00" and "$5,000,000.00" after roman numerate (viii) in the second sentence are changed respectively to "$5,000,000.00" and "$10,000,000".

         6. Distributions. Section 15.10 of the Loan Agreement shall be revised and amended so that the reference to "$2,500,000.00" is changed to "$3,000,000.00".

         7. Maximum Ratio of Total Indebtedness to EBITDA. Section 16.4 of the Loan Agreement shall be revised and amended so that all references to "2.0 to 1" are changed to "1.50 to 1".

         8. Minimum EBITDA. Section 16.6 of the Loan Agreement shall be revised and amended to substitute the compliance grid stated therein with the following:

                                                            Minimum EBITDA*
         Period                                              ($000 omitted)
------------------------------                              ---------------
 Fiscal Quarter ending 6/30/03                                   25,500
 Fiscal Quarter ending 9/30/03                                   26,500
Fiscal Quarter ending 12/31/03                                   26,500
 Fiscal Quarter ending 3/31/04                                   27,500
 Fiscal Quarter ending 6/30/04                                   30,000
 Fiscal Quarter ending 9/30/04                                   32,000
Fiscal Quarter ending 12/31/04                                   32,000
 Fiscal Quarter ending 3/31/05                                   32,000

         9. Conditions to Effectiveness. Prior to the effectiveness of this Third Amendment and as condition to Lenders' consent to amend the Loan Agreement by the terms and conditions hereof, Borrower shall deliver to Administrative Agent (i) a certificate from the corporate secretary (as of the date of this amendment) of Borrower, TUS and Ti3 which attaches and certifies as true, correct and complete each of the following:

         a. Board Resolution. A certified copy (as of the date hereof) of resolutions of board of directors authorizing the execution, delivery, and performance of this Third Amendment;

         b. Incumbency Certificate. A certificate (as of the date hereof) of the corporate secretary as to the incumbency and signatures of the officers signing this Third Amendment;

         c. Articles of Incorporation. A certified copy (as of the most recent date practicable) of the Articles of Incorporation and any amendments thereto as certified by the Secretary of State of the State of organization of such company as then in effect; and

         d. Bylaws. A certified copy (as of the most recent date practicable) of the Bylaws of such company as then in effect;

and (ii) a good standing certificate (as of the most recent date practicable) from the Secretary of State of the State of organization of Borrower, TUS and Ti3.

         10. Amendment Fee and Lenders Expenses. Prior to the effectiveness of this Third Amendment and as condition to Lenders' consent to amend the Loan Agreement by the terms and conditions hereof, Borrower shall pay to the Administrative Agent, for the pro rata account of the Lenders, an amendment fee in the amount of Forty Thousand and no/100 Dollars ($40,000.00) and all of Lenders' fees and expenses (including their reasonable attorneys fees) in the preparation and execution of this Third Amendment.

         11. Representations and Warranties True. By execution hereof, each of the undersigned hereby confirms, represents and warrants that all representations and warranties of each of them in the Loan Agreement and in any Loan Document are true and correct as of the date of this Third Amendment.

         12. Loan Documents Continue. Except to the extent amended by this Third Amendment, all of the terms, provisions, conditions, agreements, covenants, representations, warranties and powers contained in the Loan Documents shall be and remain in full force and effect and the same are hereby ratified and confirmed and are incorporated herein by reference. In no manner shall this Third Amendment impair the Loan Documents, the rights, remedies obligations, liabilities, liens or security interests represented thereby, nor shall any such rights, remedies, obligations, liabilities, liens or security interests be in any manner waived or impaired or diminished hereby.

         13. Counterparts. This Third Amendment may be executed by the parties hereto on any number of separate counterparts, and all such counterparts taken together shall constitute one and the same instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than one counterpart signed by the party to be charged.

(Signature pages are next.)


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
IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.



                                      LASALLE BANK NATIONAL ASSOCIATION,
                                      AS ADMINISTRATIVE AGENT AND A LENDER



                                      By:
                                          -------------------------------------
                                      Print Name:
                                                  -----------------------------
                                      Title:
                                             ----------------------------------


                                      SOUTHWEST BANK OF ST. LOUIS,
                                      AS A LENDER



                                      By:
                                          -------------------------------------
                                      Print Name:
                                                  -----------------------------
                                      Title:
                                             ----------------------------------


                                      TALX CORPORATION, A MISSOURI CORPORATION,
                                      AS BORROWER



                                      By:
                                          -------------------------------------
                                      Print Name:
                                                  -----------------------------
                                      Title:
                                             ----------------------------------

CONSENTED TO this 30th day of June, 2003.

                                      GUARANTORS:

                                      TI3, INC., A TEXAS CORPORATION



                                      By:
                                          -------------------------------------
                                      Print Name:
                                                  -----------------------------
                                      Title:
                                             ----------------------------------


                                      TALX UCM SERVICES, INC., A MISSOURI
                                      CORPORATION



                                      By:
                                          -------------------------------------
                                      Print Name:
                                                  -----------------------------
                                      Title:
                                             ----------------------------------


                                       6